UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 15, 2019, Achaogen, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (“H.C. Wainwright”) related to the public offering by the Company of (i) 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) Series A warrants (the “Series A Warrants”) to purchase up to 15,000,000 shares of Common Stock and (iii) Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to purchase up to 15,000,000 shares of Common Stock. The Company also granted H.C. Wainwright an option for a period of 30 days to purchase up to 2,250,000 additional shares of Common Stock and/or Series A and Series B warrants together to purchase an aggregate of up to 4,500,000 shares of Common Stock, in any combinations thereof.

The Series A Warrants are immediately exercisable and have an exercise price equal to $1.00. The Series A Warrants may be exercised until the first anniversary of the issuance date, at which time they will be automatically exercised on a cashless basis. The Series B Warrants are immediately exercisable and have an exercise price equal to $1.15. The Series B Warrants may be exercised until the fifth anniversary of the issuance date, at which time they will be automatically exercised on a cashless basis. The exercise price and number of shares of Common Stock issuable upon exercise is subject to adjustment in certain circumstances. The shares of Common Stock and Warrants were offered together, but the Warrants are issued separately from the shares of Common Stock and may be transferred separately immediately after issuance.

The combined offering price per share of Common Stock and accompanying Warrants was $1.00, representing an offering price of $0.99 per share of Common Stock, with the accompanying Warrants offered at a purchase price of $0.01 per Warrant combination.

The Company estimates that the net proceeds from the sale of 15,000,000 shares of Common Stock, Series A Warrants to purchase 15,000,000 shares of Common Stock and Series B Warrants to purchase 15,000,000 shares of Common Stock in the offering will be approximately $13.6 million, assuming no exercise of the Warrants issued in the offering and after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company currently expects to use the net proceeds from the offering to fund commercialization of ZEMDRI in the United States, the regulatory approval process for plazomicin in Europe and the development of C-Scape, and any remaining proceeds for working capital and general corporate purposes, including its review of strategic alternatives and search for additional non-dilutive funding opportunities

The closing of the offering was subject to the satisfaction of customary closing conditions set forth in the Underwriting Agreement. The Underwriting Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The shares of Common Stock and accompanying Warrants were delivered against payment therefor on February 20, 2019.

The foregoing descriptions of the Underwriting Agreement, the Series A Warrants and the Series B Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Series A Warrant and the Series B Warrant, copies of which are filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein.

A copy of the opinion of Latham & Watkins LLP relating to the validity of the securities issued in the offering is filed herewith as Exhibit 5.1.

Forward-Looking Statements

This report contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s expectations regarding the use of proceeds from the offering. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks and uncertainties in the preclinical and clinical development process, the risks and uncertainties of the regulatory approval process, the risk and uncertainties of product sales and effectiveness, the risk of when bacteria will evolve resistance to ZEMDRI, the Company’s reliance on third-party contract manufacturing organizations to manufacture and supply, including certain raw materials, the risk of third-party claims alleging infringement of patents and proprietary rights or seeking to invalidate the Company’s patents or proprietary rights and the risk that the Company’s proprietary rights may be insufficient to protect its technologies and product candidates. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s prospectus supplement filed with the Securities and Exchange Commission on February 19, 2019, including the documents incorporated by reference therein, which includes the Company’s current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on February 27, 2018, and its Quarterly Report on Form 10-Q filed on November 8, 2018. The Company does not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between Achaogen, Inc. and H.C. Wainwright & Co., LLC, dated February 15, 2019.

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: February 20, 2019	By:	/s/ Gary Loeb
Gary Loeb
General Counsel